Property and Equipment, Net	12 Months Ended
Dec. 31, 2019
Property, Plant and Equipment [Abstract]
Property and Equipment, Net
Property and Equipment, Net
Property and equipment, net consisted of the following (in thousands):

	December 31,
	2019	2018
Lab equipment	$18,214	$10,771
Office equipment	2,211	1,610
Furniture and fixtures	1,301	599
Leasehold improvements	10,316	2,076
Assets under construction	4,687	8,620
Less: accumulated depreciation	(8,565)	(3,708)
Total property and equipment, net	$28,164	$19,968

Depreciation expense recorded for the year ended December 31, 2019 was $4.6 million, the three months ended December 31, 2018 was $0.6 million and, for the years ended September 30, 2018 and 2017 were $1.7 million and $1.0 million, respectively. The increase in leasehold improvements is related to the build out of the Company's Media Works facility.